BASIC AND DILUTED NET LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
SCHEDULE OF POTENTIALLY DILUTIVE SECURITIES EXCLUDED FROM DILUTED LOSS PER SHARE

	For the Years Ended December 31,
	2022	2021

Series A and B warrants 2013 and 2016	183	2,953
Warrant to underwriters 12.2019	138,307	175,889
Series A and B warrants 10.2022	2,044,990	-
Warrant to underwriters 10.2022	51,125	-
Outstanding options to purchase common stock	1,507,137	997,148